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                                                                    Exhibit 24.2

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Graydon D. Hubbard

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the "Company") to the Registration Statement on Form S-1, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to an initial public offering of shares of common stock of the Company (1) to be issued and sold by the Company and (2) to be sold by Alliant Energy Resources, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of September, 2003.

                                    /s/ Graydon D. Hubbard
                                    --------------------------
                                    Graydon D. Hubbard

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                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Eliot G. Protsch

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the "Company") to the Registration Statement on Form S-1, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to an initial public offering of shares of common stock of the Company (1) to be issued and sold by the Company and (2) to be sold by Alliant Energy Resources, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 17th day of September, 2003.

                                    /s/ Eliot G. Protsch
                                    ------------------------
                                    Eliot G. Protsch